Property, Plant and Equipment, Net - Schedule of Property, Plant and Equipment, Net (Details) - USD ($)		Dec. 31, 2020	Jun. 30, 2020
Property, Plant and Equipment [Abstract]
Buildings		$ 27,802,475	$ 25,532,908
Machinery and equipment		7,423,963	6,698,443
Office equipment and furniture		1,345,745	765,597
Automobiles		870,806	810,156
Leasehold improvements		5,377,917	5,028,382
Construction-in-progress ("CIP")	[1]	18,391,993	10,647,107
Total		61,212,899	49,482,593
Less: accumulated depreciation		(7,413,701)	(5,668,986)
Impairment of fixed assets		(303,272)	(280,095)
Property, plant and equipment, net		$ 53,495,926	$ 43,533,512

[1]	The Company's CIP primarily consisted of the following: On March 16, 2018, the Company acquired 100% of the equity interests in Zhangzhou Meijia Metal Product Co., Ltd ("Meijia") from its original shareholder, for a total cash consideration of RMB 71.0 million ($10.9 million) (See Note 1). After the acquisition, the Company started building its own facilities and office spaces to expand the production capacity in order to fulfill increased customer orders. Total budgeted capital expenditure to bring Meijia manufacturing facility into use was originally estimated to be completed at a cost of RMB 110 million ($16.8 million). The actual costs have been adjusted based on additional works required for waterproofing, sewage pipeline and hazardous waste leakage prevention. As a result, total actual costs incurred as of December 31, 2020, amounted to RMB 118.5 million ($18.1 million). As of December 31, 2020, the Company had future capital expenditure commitment of approximately RMB 80,000 ($12,248). Meijia plant started test operations in August 2019, and has started normal production since December 2019 upon passing the final inspection conducted by the local government. As of December 31, 2020, Meijia plant has substantially reached its designed production capacity and is expected to reach its full production capacity by June 2021.